Exhibit (h)(1)

                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                       Shares of Beneficial Interest

                       FORM OF DISTRIBUTION AGREEMENT
                       ------------------------------

                                                                     [DATE]

CIBC World Markets Corp.
622 Third Avenue, 8th Floor
New York, New York  10017

Dear Sirs:

         The undersigned, Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), and Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser"), address you as distributor ("Distributor") as agent for the offer and sale from time to time of shares of beneficial interest, $.001 par value per share (the "Shares"), of the Fund to the public.

         The Fund and the the Investment Adviser wish to confirm as follows their agreements with you in connection with the distribution of the Shares.

         The Fund has entered into an investment advisory agreement with the Investment Adviser dated January [ ], 2002 and a Custody Services Agreement with PFPC Trust Company dated January [ ], 2002 and such agreements are herein referred to as the "Advisory Agreement" and the "Custody Agreement," respectively. Collectively, the Advisory Agreement and the Custody Agreement are herein referred to as the "Fund Agreements." This Distribution Agreement is herein referred to as the "Agreement."

         1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File Nos. 333-67926 and 811-10473 under the 1933 Act and the 1940 Act, respectively) (the "registration statement"), including a prospectus and statement of additional information relating to the offering of up to 16,000,000 Shares in connection with the initial offering of Shares (the "Initial Offering"), and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file a post-effective amendment to the registration statement relating to additional Shares to be offered in the Initial Offering pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 amendment") [and from time to time may pursuant to the Rules and Regulations prepare and file one or more post-effective amendments to the registration statement relating to additional Shares to be offered in a continuous offering (the "Continuous Offering") pursuant to Rule 415(a)(xi) of the 1933 Act Rules and Regulations (a "Rule 415 amendment"). The term "Registration Statement" as used in this Agreement means the registration statement (including all financial statements and schedules and notes thereto and exhibits (whether included therewith or incorporated by reference), as amended at the time it becomes effective under the 1933 Act or, if the registration statement became effective under the 1933 Act prior to the execution of this Agreement, as amended or supplemented thereto, prior to the execution of this Agreement and includes any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of Shares may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. If the Fund has filed a Rule 462 amendment, then the reference herein to the term Registration Statement shall include the registration statement as amended by such Rule 462 amendment. If the Fund files any Rule 415 amendment, then the reference herein to the term Registration Statement shall include the registration statement as amended by any Rule 415 amendment. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement at the time it originally was declared effective or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement at the time it originally was declared effective as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). After the commencement of the Continuous Offering, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Fund's then current Registration Statement. The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus for the initial offering of Shares, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus. The terms "registration statement," "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and schedules and notes thereto and other information included or incorporated by reference therein.

         The Fund has furnished the Distributor with copies of such registration statement, each amendment to such registration statement filed with the Commission through the date hereof and each Prepricing Prospectus through the date hereof and agrees to provide the Distributor with the Registration Statement and the Prospectus as soon practicable after the Registration Statement is declared effective together with any Rule 462 amendment. In addition, the Fund agrees to provide the Distributor with any Rule 415 amendment (as soon practicable after the filing thereof with the Commission.

         2. Appointment as Distributor.

            (a) The Fund hereby appoints the Distributor to act as its principal distributor of Shares in jurisdictions wherein Shares may legally be offered for sale.

            (b) The Distributor accepts such appointment as principal distributor and agrees to render such services and to assume the obligations herein set forth for the compensation herein provided. The Distributor shall for all purposes herein provided unless otherwise specified be deemed to be an independent contractor and, unless expressly provided herein or otherwise authorized, shall have no authority to act for or represent the Fund in any way. The Distributor, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of the Distributor to the Fund under this Agreement are not to be deemed exclusive, and the Distributor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby. The Distributor represents that it is a registered security dealer and a member in good standing of the National Association of Securities Dealers, Inc.

            (c) In carrying out its duties and responsibilities hereunder, the Distributor may, pursuant to separate written contracts, delegate its responsibilities as distributor to various brokers or dealers selected by it as a selling agent (each, a "Selling Agent") to provide advertising, promotion and other distribution services contemplated hereunder directly to or for existing and potential shareholders who may be clients of such Selling Agents. Such Selling Agents shall at all times be deemed to be independent contractors retained by the Distributor and not the Fund.

            (d) During any period that the Fund is conducting an offering of Shares, including during the Initial Offering, the Distributor shall use its best efforts with reasonable promptness to sell such authorized Shares of the Fund remaining unissued as from time to time shall be effectively registered under the 1933 Act and offered by the Fund, at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable federal and state laws and regulations and to the Fund's then currently effective Registration Statement (which shall include the prospectus and the statement of additional information and any supplements or amendments thereto) and the Fund's organizational documents; provided, however, that the Distributor may in its discretion refuse to accept orders for Shares from any particular prospective investor. Without limiting the foregoing, the Distributor agrees to sell Shares only to investors who are "Qualified Clients" as that term is defined in the Prospectus, and to impose this requirement as a condition of the sales activity of any Selling Agent with whom the Distributor enters into a master selling and servicing agreement or other selling group arrangement with respect to the Shares.

            (e) The Distributor shall sell Shares only to investors or through qualified Selling Agents in such manner not inconsistent with the provisions hereof, the Fund's then currently effective Registration Statement and any master selling and servicing agreement as the Distributor may determine from time to time[, provided that no Selling Agent or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund].

         3. Delivery of Shares and Payments Therefor.

            (a) The Distributor shall order shares of the Fund from the Fund only to the extent that it (or the Selling Agents) shall have received purchase orders therefor. The Distributor will not make, or authorize Selling Agents or others to make: (a) any short sales of Shares; or (b) any sales of such Shares to any Board member or officer of the Fund or to any officer or Board member of the Distributor or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Fund, or to any corporation or association, unless such sales are made in accordance with the Fund's then currently effective Registration Statement relating to the sale of such Shares. In selling Shares for the account of the Fund, the Distributor will in all respects conform to the requirements of all state and federal laws and the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") relating to such sales, and the Distributor will observe and be bound by all the provisions of the Fund's then effective Registration Statement and the Fund's Organizational Documents (and of any fundamental policies adopted by the Fund pursuant to the 1940 Act) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of the Distributor hereunder.

            (b) Delivery to investors in the Fund of, and payment to the Fund for, Shares shall be made by means of the National Securities Clearing Corporation ("NSCC") Fund Settlement, Entry and Registration Verification System (the "Fund/SERV System") (or by another mutually agreeable means) and shall be effected by the settlement of trade details that are transmitted to the Fund/SERV System by the Fund on the one hand and the Distributor or any Selling Agent on the other in accordance with the procedures of the Fund/SERV System on the date required by the Fund/SERV System to effect the settlement of the transactions contemplated by this Agreement on the closing date for (i) the Initial Offering (the "Initial Closing Date") or (ii) with respect to the closing of additional sales of Shares during the Continuous Offering, on the closing date determined by the Fund with respect to such closing (each such date, an "Additional Closing Date," each of which may, together with the Initial Closing Date, be referred to as a "Closing Date"). The Initial Closing Date shall be 9:00 a.m. New York City time on March [6], 2002 at the office of CIBC World Markets Corp., 622 Third Avenue, 8th Floor, New York, New York 10017 or another mutually agreeable facility. The Initial Closing Date may be varied by agreement between you and the Fund.

            (c) The Shares shall be registered in such names and in such denominations as the Distributor or any Selling Agent shall request, by notice to the Escrow Agent in accordance with the procedures of the Fund/SERV System.

            (d) Shares offered for sale or sold by the Distributor shall be so offered or sold at a price per Share determined in accordance with the Registration Statement. The price the Fund shall receive for all Shares purchased from it shall be the net asset value used in determining the public offering price applicable to the sale of such Shares, except with respect to Shares sold on the Initial Closing Date, which shall be offered and sold at the price set forth in the Prospectus relating to the Initial Offering. Any excess of the sales price over the public offering price of the Shares sold by the Distributor shall be retained by the Distributor as a commission for its services hereunder. The Distributor may compensate Selling Agents for sales of Shares at the commission levels provided in a Written Communication from time to time. The Distributor shall also receive any services fees payable by the Fund, as provided in the Fund's service plan or by the Investment Adviser with respect to Shares as provided in the Registration Statement (or any supplement or amendment thereto).

         4. Agreements of the Fund and the Investment Adviser. The Fund and the Investment Adviser, jointly and severally, agree with the Distributor as follows:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective under the 1933 Act before the Initial Offering of Shares may commence, the Fund will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective under the 1933 Act as soon as practicable. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, as promptly as practicable, but no later than the second business day following the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the Initial Offering after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or (iii) when the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been filed, whichever is applicable.

            (b) The Fund,will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Fund's then effective Registration Statement or the Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Fund's then effective Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (as hereinafter defined), of any notice pursuant to
Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt by the Fund, any affiliate of the Fund or any representative or attorney of the Fund of any other material communication from the Commission and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or any event which should reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement and the Advisory Agreement (other than as a result of changes in market conditions generally) or of the happening of any event which makes any statement of a material fact made in the Fund's then effective Registration Statement, the Prospectus or any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Fund's then effective Registration Statement, the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Fund's then effective Registration Statement, the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body. [If at any time the Commission shall issue any order suspending the effectiveness of the Fund's then effective Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Investment Adviser, upon your request, will use their best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Fund's then effective Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Investment Adviser, upon your request, will use their best efforts to obtain the withdrawal of such order at the earliest possible time.]

            (c) The Fund will furnish to you, without charge, a signed copy of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.

            (d) Prior to the Initial Closing Date, the Fund will not (i) file any amendment to the registration statement or the Registration Statement or make any amendment or supplement to the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as a Prospectus is required to be delivered in connection with sales by any broker or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you prior to or concurrently with such filing.

            (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by Selling Agents, the Prospectus so furnished by the Fund.

            (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by you or any Selling Agent, the Fund will expeditiously deliver to you and each Selling Agent, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by all Selling Agents through whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by you or any Selling Agent. If during such period of time any event shall occur that in the judgment of the Fund or you is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith notify you of such event, and, if requested by you, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to you and any Selling Agent, without charge, such number of copies thereof as they may reasonably request. In the event that the Registration Statement or the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

            (g) Subject to and in compliance with the description contained in the Prospectus and the terms of any selling and servicing agreement that provides, among other things, for such Selling Agent to provide ongoing shareholder services to customers of such Selling Agent that hold Shares, the Fund and the Investment Adviser will each pay the ongoing servicing fees (in accordance with the descriptions thereof in the Prospectus).

            (h) The Fund will cooperate with you in connection with the registration or qualification of Shares for offering and sale by you and the several Selling Agents under the securities or Blue Sky laws of such jurisdictions within the United States as you (or they) may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

            (i) The Fund will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

            (j) The Fund will comply with the undertaking set forth in the last sentence of Item 33 of Part C of the Registration Statement.

            (k) Until the fifth anniversary of the termination of this Agreement, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Fund as you may reasonably request.

            (l) [If this Agreement shall terminate or be terminated after its execution pursuant to any provisions hereof (otherwise than by notice given by you terminating this Agreement pursuant to Section 11 hereof or by notice given by the Fund terminating this Agreement pursuant to Section 10 hereof) or if this Agreement shall be terminated by you because of (i) any failure or refusal on the part of the Fund or the Investment Adviser to comply with any term or fulfill any of the conditions of this Agreement required to be complied with or fulfilled by them, or (ii) the non-occurrence of any other condition in Section 9, the Fund and the Investment Adviser, jointly and severally, agree to reimburse you for all out-of-pocket expenses incurred by you in connection herewith and not previously reimbursed.]

            (m) The Fund will direct the investment of the net proceeds of the Initial Offering (i) in accordance with the description set forth in the Prospectus (as amended or supplemented) and (ii) in such a manner so as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus (as amended or supplemented).

            (n) The Fund will file the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, will file in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations and will advise you of the time and manner of such filing.

            (o) [Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, the Fund will not sell, contract to sell or otherwise dispose of, any Shares or any securities convertible into or exercisable or exchangeable for Shares or grant any options or warrants to purchase Shares, for a period of 120 days after the Initial Closing], without the prior written consent of the Distributor.

            (p) Except as stated in this Agreement and in the Prospectus, neither the Fund nor the Investment Adviser has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.

            (q) The Fund will direct the investment of the proceeds of the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

         5. Representations and Warranties of the Fund and the Adviser. The Fund and the Investment Adviser, jointly and severally, represent and warrant to you that:

            (a) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and each of the Registration Statement and the Prospectus (or any supplement or amendment to either of them) did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus (and any amendment or supplement to either of them) made in reliance upon and in conformity with information relating to you or any Selling Agent furnished to the Fund in writing by or on behalf of you or such Selling Agent through you expressly for use therein.

            (b) All the currently outstanding Shares have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, any Shares to be sold hereunder have been (or will have been) duly authorized and, when issued and delivered to the purchasers of the Shares against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and the Shares conform to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them). Except for Shares to be sold hereunder and any shares issued in accordance with
Section 14(a) of the 1940 Act, no other Shares are issued or outstanding and the capitalization of the Fund conforms in all respects to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them).

            (c) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of the State of Delaware, with full trust power and authority to own its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify does not have a material, adverse effect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

            (d) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

            (e) The Fund is not in violation of its amended and restated agreement and declaration of trust ("Agreement and Declaration of Trust"), by-laws ("By-Laws") or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in material breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

            (f) Except in the event that this Agreement is executed prior to the date the Registration Statement is initially declared effective (in which case you acknowledge that the Commission must declare the Registration Statement effective), neither the issuance and sale of the Shares contemplated by this Agreement, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby with respect to the Initial Offering (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory, body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of the Agreement and Declaration of Trust, By-Laws or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or violates or (B) will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

            (g) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its shares of beneficial interest.

            (h) The accountants, Ernst & Young LLP, who have audited or shall audit the statement of assets and liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), have advised the Board of Trustees of the Fund and the Investment Adviser that they are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

            (i) The statement of assets and liabilities, together with its related schedules (if any) and notes, included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) present fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

            (j) The Fund[, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations,] has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the Initial Offering and consummate the sale of the Shares as contemplated by this Agreement.

            (k) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

            (l) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any liability or obligation, direct or contingent or entered into any transaction, not in the ordinary course of business, and there has not been any change in the shares of beneficial interest or material increase in the short-term debt or long-term debt of the Fund or any material, adverse change or any development involving or which should reasonably be expected to involve a material, adverse change in the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund or its capitalization, or the incurrence of any debt by, the Fund.

            (m) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares in the Initial Offering, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus and the sales material filed with the NASD on August [ ], 2001, as amended or supplemented.

            (n) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto); and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

            (o) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (p) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

            (q) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

            (r) The Fund is duly registered under the 1940 Act and Rules and Regulations as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Agreement and Declaration of Trust and Bylaws, and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with the requirements of the 1940 Act and the Rules and Regulations.

            (s) All advertising, sales literature or other promotional material (including "prospectus wrappers" "broker kits," "road show slides" and "road show scripts" authorized in writing by or prepared by the Fund for use in connection with the offering and sale of the Shares (collectively, "Fund sales material")) complied and comply in all respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, were so filed and no such Fund sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (t) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1933 Act, the 1940 Act, the Rules and Regulations, the Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Investment Advisers Act (the "Advisers Act Rules and Regulations").

            (u) No holder of any security of the Fund has any right to require registration of any Shares, or any other security of the Fund, because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

         6. Representations and Warranties of the Investment Adviser. The Investment Adviser represents and warrants to you as follows:

            (a) The Investment Adviser is a limited liability company duly formed and validly existing in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a material, adverse affect on the condition (financial or other), general affairs, business, properties, net assets or results of operations of the Fund.

            (b) The Investment Adviser is [or will be prior to the Initial Closing Date] duly registered with the Commission as an investment adviser under the Investment Advisers Act and is not prohibited by the Investment Advisers Act, the 1940 Act, the Investment Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Investment Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which could reasonably expected to have a material adverse affect on the registration of the Investment Adviser with the Commission.

            (c) There are no legal or governmental proceedings pending or, to the knowledge of the Investment Adviser, threatened against the Investment Adviser, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could reasonably be expected to result in any material, adverse change in the condition (financial or other), properties, net assets or results of operations of the Investment Adviser or that may have a material, adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement or the Investment Advisory Agreement.

            (d) Neither the execution, delivery or performance of this Agreement or the Advisory Agreement by the Investment Adviser, nor the consummation by the Investment Adviser of the transactions contemplated hereby or thereby (i) [except for the completion of the Investment Adviser's registration with the Commission under the Investment Advisers Act], requires the Investment Adviser to obtain any consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Investment Adviser or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents of the Investment Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a material breach of or a default under, any material agreement, indenture, lease or other instrument to which the Investment Adviser is a party or by which the Investment Adviser or any of its properties may be bound, or materially violates or will materially violate any material statute, law, regulation or judgment, injunction, order or decree applicable to the Investment Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Investment Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Investment Adviser is subject, except in any case under clause (i) or (ii) as should not reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under this Agreement and the Investment Advisory Agreement. The Investment Adviser is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

            (e) The Investment Adviser has full power and authority to enter into this Agreement and the Advisory Agreement, the execution and delivery of, and the performance by the Investment Adviser of its obligations under, this Agreement and the Advisory Agreement have been duly and validly authorized by the Investment Adviser and this Agreement and the Advisory Agreement have been duly executed and delivered by the Investment Adviser and constitute the valid and legally binding agreements of the Investment Adviser, enforceable against the Investment Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Investment Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law.

            (f) The Investment Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or under this Agreement or the Investment Advisory Agreement.

            (g) The description of the Investment Adviser and its business, and the statements attributable to the Investment Adviser, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

            (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Investment Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Investment Adviser which are material to the Investment Adviser other than those in the ordinary course of its business as described in the Prospectus.

            (i) Upon the registration of the Investment Adviser with the commission under the Investment Advisers Act, the Investment Adviser has or will have all such licenses, permits and authorizations of governmental or regulatory authorities ("Adviser permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Investment Adviser has fulfilled and performed all its material obligations with respect to such Adviser permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Investment Adviser under any such Adviser permit.

            (j) This Agreement and the Advisory Agreement each comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

            (k) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Investment Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares or of any securities issued by the Fund to facilitate the sale or resale of the Shares, in each case, in violation of federal securities laws and the Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Investment Adviser.

            (l) In the event that the Fund or the Investment Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Investment Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

            (m) All advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides," and "road show scripts" authorized in writing by or prepared by or for the Fund or the Investment Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material")) complied and comply in all respects with the applicable requirements of the 1933 Act, the 1933 Act Rules and Regulations and the rules and interpretations of the NASD and, if required to be filed with the NASD under the NASD's conduct rules, were so filed, and no such sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         7. Indemnification and Contribution.

            (a) The Fund and the Investment Adviser, jointly and severally, agree to indemnify and hold harmless you and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any Fund sales material or, in the case of the Investment Adviser only, any other sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Distributor furnished in writing to the Fund by or on behalf of the Distributor through you expressly for use in connection therewith; provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. 2 to the registration statement shall not inure to the benefit of the Distributor (or to the benefit of any person controlling the Distributor) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by the Distributor to any person if it is shown that a copy of the Prospectus was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the Distributor in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Investment Adviser may otherwise have.

            (b) If any action, suit or proceeding shall be brought against the Distributor or any person controlling the Distributor in respect of which indemnity may be sought against the Fund or the Investment Adviser, the Distributor or such controlling person shall promptly notify the Fund or the Investment Adviser and the Fund or the Investment Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. The Distributor or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Distributor or controlling person unless (i) the Fund or the Investment Adviser have agreed in writing to pay such fees and expenses, (ii) the Fund and the Investment Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Distributor or such controlling person and the Fund or the Investment Adviser and the Distributor or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Investment Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Investment Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Distributor or such controlling person). It is understood, however, that the Fund and the Investment Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all the Distributor and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Distributor and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Investment Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Investment Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Investment Adviser agree to indemnify and hold harmless the Distributor, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

            (c) The Distributor agrees to indemnify and hold harmless the Fund and the Investment Adviser, their trustees, manager(s) and members, as the case may be, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Investment Adviser to the Distributor, but only with respect to information relating to the Distributor furnished in writing by or on behalf of the Distributor through you expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement thereto). If any action, suit or proceeding shall be brought against the Fund or the Investment Adviser, any of their directors, any such officer or any such controlling person, based on the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and in respect of which indemnity may be sought against the Distributor pursuant to this paragraph
(c), the Distributor shall have the rights and duties given to each of the Fund and the Investment Adviser by paragraph (b) above (except that if the Fund or the Investment Adviser shall have assumed the defense thereof the Distributor shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Distributor's expense) and the Fund and the Investment Adviser, their trustees, members any such officer and any such controlling person shall have the rights and duties given to the Distributors by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Distributors may otherwise have.

            (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Distributor on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Distributor on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and the Distributor on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Distributor, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) and of the Distributor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Investment Adviser on the one hand (treated jointly for this purpose as one person) or by the Distributor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Fund, the Investment Adviser and the Distributor agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, the Distributor shall not be required to contribute any amount in excess of the amount by which the total price of the Shares distributed by it and distributed to the public exceeds the amount of any damages which the Distributor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

            (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Fund and the Investment Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Distributor or any person controlling the Distributor, the Fund, the Investment Adviser or their manager(s), trustees or officers, as the case may be, or any person controlling the Fund or the Investment Adviser, (ii) acceptance of any Shares and payment therefor hereunder and
(iii) any termination of this Agreement. A successor to the Distributor or to the Fund, the Investment Adviser or their manager(s), trustees or officers, as the case may be, or any person controlling the Fund or the Investment Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

            8. Conditions of Distributor's Obligations. The obligation of the Distributor to distribute any Shares are subject to, in the good faith judgment of the Distributor, the accuracy of and compliance with the representations, warranties and agreements of and by the Fund and the Investment Adviser contained herein on and as of the Execution Date, the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto), and any Initial Closing Date; and to the following conditions:

            (a) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), business, general affairs, properties, net assets, or results of operations of the Fund or the Investment Adviser not contemplated by the Prospectus, which in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the manager or any member or officer of the Investment Adviser or any officer or director of the Fund or the Investment Adviser which makes any statement made in the Prospectus untrue or which, in the opinion of the Fund and its counsel or the Distributor, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

            (b) (i) No order suspending the effectiveness of the registration statement or the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund, the Investment Adviser or, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement may be pending before or, to the knowledge of the Fund, the Investment Adviser or the Distributor, shall be threatened or contemplated by the Commission, (ii) there shall not have been any change in the capitalization of the Fund nor any material increase in debt of the Fund from that set forth in the Fund's then effective Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Fund's then effective Registration Statement or the Prospectus (or any amendment or supplement to either of them); (iii) there shall not have been any material, adverse change in the condition (financial or other), general affairs, business, prospects, properties, net assets or results of operations of the Fund or the Investment Adviser not disclosed in the Fund's then effective Registration Statement or the Prospectus; (iv) the Fund or the Investment Adviser must not have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Fund's then effective Registration Statement or the Prospectus (or any amendment or supplement to either of them); and (v) all of the representations and warranties of the Fund and the Investment Adviser contained in this Agreement shall be true and correct in all material respects on and as of any Closing Date as if made on and as of the date hereof.

            (c) That none of the Fund or the Investment Adviser shall have failed at or prior to any Closing Date to have performed or complied with any of the agreements herein contained and required to be performed or complied with by them at or prior to such Closing Date.

            (d) That the Fund and the Investment Adviser shall have furnished to you such certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Investment Adviser).

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

         [Any certificate or document signed by any officer of the Fund or the Investment Adviser and delivered to you, as Distributor, shall be deemed a representation and warranty by the Fund or the Investment Adviser to each Selling Agent as to the statements made therein.]

         9. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the Initial Offering may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund.

         Any notice under this Section 9 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         10. Termination of Agreement.

            (a) This Agreement shall be subject to termination in your absolute discretion, without liability on the part of the Distributor to the Fund or the Investment Adviser by notice to the Fund or the Investment Adviser if (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally (except for any governmental restrictions already adopted with delayed effective dates) or a general moratorium on commercial banking activities shall have been declared by federal or any state's authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of Shares. Notice of such termination may be given to the Fund or the Investment Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

            (b) In the event of termination of this Agreement in accordance with the foregoing clause (a) during the period of time immediately prior to any Closing that trade details have been transmitted to the Fund/SERV System, the Fund agrees to cause its custodian to immediately reimburse each investor on the Closing Date (or such other date that the Fund/SERV System settles the purchase and sale of Shares) the dollar amount previously paid to the Fund for the purchase of Shares by such investors.

            11. Expenses. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including without limitation the filing fees prescribed by the 1933 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Prepricing Prospectus, any sales material (and all amendments or supplements to any of them) as may be reasonably requested for use in connection with the offering and sale of the Shares,
(c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Distributors relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (f) the expenses of delivery to the Distributor and Selling Agents (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, the Prepricing Prospectus, any sales material and all amendments or supplements to the Prospectus as may be requested for use in connection with the offering and sale of the Shares, (g) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, and (h) the filing fees and the fees and expenses of counsel for the Distributors in connection with any filings required to be made with the NASD and incurred with respect to the review of the offering of the Shares by the NASD.

         Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Investment Adviser will pay the costs and expenses of the Fund set forth above in this
Section 12, and reimbursements of Distributor expenses in connection with the offering shall be made in accordance with Section 5(l) hereof.

         12. Miscellaneous. Except as otherwise provided herein, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Investment Adviser, c/o Advantage Advisers, L.L.C., 622 Third Avenue, 8th Floor, New York, New York 10017 Attention: Howard M. Singer, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108,
Attention: Thomas A. De Capo, Esq. ; (b) if to you, at the office of CIBC World Markets Corp., 622 Third Avenue, 8th Floor, New York, New York 10017
Attention: Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts 02108, Attention: Thomas A. De Capo, Esq.

         This Agreement has been and is made solely for the benefit of the Distributor, the Fund, the Investment Adviser, their trustees or directors, managers, members and officers and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         13. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Investment Adviser and the Distributor

                                             Very truly yours,

                                             ADVANTAGE ADVISERS
                                              MULTI-SECTOR FUND I


                                             By:_____________________________
                                                Title:


                                             ADVANTAGE ADVISERS, L.L.C.


                                             By:_____________________________
                                                Title:


                                             CIBC WORLD MARKETS CORP.


                                             By:_____________________________
                                                Title: